UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 28, 2008

TRUEBLUE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington	98402
(Address of Principal Executive Offices)	(Zip Code)

(253) 383-9101

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On April 28, 2008, TrueBlue, Inc. (the “Company”) completed its acquisition of Personnel Management, Inc., a light industrial staffing company (“PMI”).  The announcement of the agreement to acquire PMI was previously disclosed by the Company on April 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUEBLUE, INC.
(Registrant)

Date: April 28, 2008	By:	/s/ James E. Defebaugh

James E. Defebaugh
Executive Vice President,
General Counsel and Secretary